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Scudder International Fund Barrett International Shares

Semiannual Report

February 28, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Account Management Resources

<Click Here> Privacy Statement

	Ticker Symbol	Fund Number
Barrett International Shares	SIBIX	401

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, call Barrett Associates at 212-983-5080. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 28, 2003

Average Annual Total Returns
Scudder International Fund	6-Month	1-Year	3-Year	Life of Class*
Barrett International Shares	-12.55%	-19.96%	-22.46%	-5.65%
MSCI EAFE & Canada Index+	-10.19%	-16.86%	-17.59%	-6.82%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Barrett International Shares
Net Asset Value: 2/28/03	$ 28.24
8/31/02	$ 32.61
Distribution Information: Six Months: Income Dividends	$ .30

Barrett International Shares Lipper Rankings - International Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	472	of	822	58
3-Year	404	of	611	67

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder International Fund - Barrett International Shares [] MSCI EAFE & Canada Index+

Semiannual periods ended February 28

Comparative Results
		1-Year	3-Year	Life of Class*
Barrett International Shares	Growth of $10,000	$8,004	$4,662	$7,519
	Average annual total return	-19.96%	-22.46%	-5.65%
MSCI EAFE & Canada Index+	Growth of $10,000	$8,314	$5,597	$7,106
	Average annual total return	-16.86%	-17.59%	-6.82%

The growth of $10,000 is cumulative.

* The Barrett International Shares commenced operations on April 3, 1998. Index comparisons begin April 30, 1998.
+ The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

The semiannual period for Scudder International Fund covers one of the most volatile and pronounced downturns in global market history. In the following interview, Lead Portfolio Manager Alex Tedder discusses the fund's strategy and performance during the challenging semiannual period.

Q: How would you describe the global market environment for the period under review?

A: Perhaps most notably, the three-year bear market that we're currently enduring represents a profound change in the investment landscape. Historically, a typical cycle involves first an upturn in markets, followed by interest rate hikes to cool down that upturn. A consumer slowdown results, and this causes markets to sell off. This time, the consumer has remained more or less resilient during these trying times, and the downturn was created by a bursting of the tech investment bubble. At the very beginning of the semiannual period, in September, the sell off we had been facing took a turn for the worse, with markets falling in breathtaking proportions. Markets then tried to heal themselves, and they showed some signs of success in October and November in doing just that. That rally was driven by better-than-expected earnings reports. However, expectations about earnings had declined a lot, so they were not hard to beat. Since then, the concerns about the US war with Iraq put further pressure on risk appetite and caused markets to once again sell off in January and February.

Europe suffered along with other global markets during the period, even though the euro rallied 9.5% against the dollar during the six months. It is not, however, the strength of European economies that caused the euro to rally. The euro continued to benefit from dollar weakness. In fact, a stronger euro is likely detrimental to the outlook for European exports and acts as a tightening of monetary policy on European economies. The European central bank has also been slower to act than the Federal Reserve, and has yet to reduce relatively high interest rates.

Japan continues to be an area of concern and uncertainty. We remain careful about our Japanese investments within this difficult environment, but there are some investment oppportunities. Much of our exposure there is concentrated in companies that are competitive on a global basis.

Q: What was the fund's performance against this backdrop?

A: Our benchmark is the MSCI EAFE+Canada Index, which is a capitalization-weighted measure of stock markets in Europe, Australasia, the Far East and Canada. Index returns assume reinvested dividends and capital gains and do not reflect fees or expenses. Investors cannot directly invest in an index. The index declined 10.19% for the six-month period ended February 28, 2003. Scudder International Fund underperformed, declining 12.55% (Barrett International Shares) for the same period.

Q: Please discuss the primary performance contributors and detractors.

A: The greatest contributor to positive returns was our overweight in the telecommunications sector as well as strong stock selection within that sector. (Please note that when we use phrases such as "overweight" and "underweight," we are referring to the fund's allocation in a particular sector or stock compared with the benchmark's position. An overweight means the fund had more exposure than the benchmark; similarly, underweight means the fund had less exposure.) Vodafone and Telefonica were the largest contributors. Vodafone has exceptional coverage of all major mobile markets in Europe and was quick to respond to the downturn, cutting costs sharply. The sector on the whole remained strong, as earnings have continued to be revised upward in light of companies' ongoing cost and debt reductions.

Our underweight position in consumer staples was the second largest contributor to returns. This sector as a whole was profoundly affected by Dutch food retailer Ahold, whose troubles erupted in the final month of the reporting period. (Ahold was not a fund holding as of February 28, 2003.) The company announced in mid-February that it had overstated its 2001 and 2002 earnings by at least $500 million. The SEC is now investigating the company's US Foodservice unit for possible fraud. We also benefited from strong performance by Diageo, a beverages company with exceptional brands. In addition, we benefited from avoiding expensive consumer companies which have been underperforming, such as Unilever.

The fund's underweight position in financials helped limit losses, because that sector has been hard hit by the market downturn. In particular, the fund continued to benefit from an underweight in UK financials. Our exposure to some of the most defensive European names also helped. Examples here include Banco Popular and BNP Paribas. We also benefited from strong stock selection within the financial sector through our position in Nomura Holdings. Nomura is Japan's largest securities firm, and the stock rose after the company announced successful cost-cutting measures and a significant increase in net income.

The exposure in the consumer discretionary sector was the main detractor from returns, and the root cause of the fund's underperformance for the period. While the fund's exposure to Sharp, British Sky Broadcasting and Fuji Photo Film added to returns, the very poor performance of Sega and Nintendo was costly. Sega's disappointing earnings announcement took the market by surprise and caused the stock to sell off aggressively. Sega recently refocused its operations and exited the game hardware business to enable it to concentrate its efforts on game software. While the company's new software games displayed improved graphics, the lack of a strong brand name has impeded sales efforts against such competent competitors as Electronic Arts. The negative news flow from Sega caused Nintendo to fall as well. Nintendo, however, remains committed to its hardware business and continues to have strong brand names within the software games market. Nintendo has had improved sales of its Game Boy Advance, which uses many of the popular Pokemon software games. (Positions in Sega and Nintendo were sold as of February 28, 2003.)

Our underweight in the utilities sector hurt performance as investors fled to the relative safety of this sector in the volatile markets. One company to which we do have exposure within this sector, German utility conglomerate E.ON, was also a poor performer as concern remained regarding the future of its acquisition of Ruhrgas, Germany's largest gas supplier. Since then, this acquisition has been confirmed and the stock has rebounded.

Our overweight position in health care also detracted from returns, as the sector has not proved to be as defensive as we would have expected. This has been largely due to the significant exposure of many companies to US dollar sales. The weakening dollar had a negative impact on their profits (the percentage of profits in US dollars is worth less because the dollar is worth less). Also, several companies are facing much harsher competition, which is negatively affecting their growth rates. This competition is largely coming from generic companies. However, we still believe that these companies offer attractive growth options.

The materials sector was another detractor from performance, particularly our holdings in chemical companies such as Syngenta. While this company released a lackluster but respectable set of earnings results, it indicated that overall demand was weakening. Additionally, most chemical companies have been suffering due to high oil prices, as oil is one of their key inputs. Our positioning within the materials sector was also hurt by a lack of exposure to Rio Tinto (not held as of February 28, 2003), a strong-performing stock during the period. The company benefited from strong demand from China for steel products, among other things.

Looking ahead, we hope to move ahead of the benchmark by focusing on dividend-yielding stocks. In today's more cautious market, investors have demonstrated a renewed preference for this kind of investments. Many companies within our universe are focusing on returning cash to shareholders. We believe that this dividend yield will offer support to share prices in the face of continued market uncertainty.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2003

Asset Allocation	2/28/03	8/31/02

Common Stocks	99%	98%
Preferred Stocks	1%	1%
Cash Equivalents	-	1%
	100%	100%

Geographical (Excludes Cash Equivalents)	2/28/03	8/31/02

Europe (excluding United Kingdom)	47%	48%
United Kingdom	27%	23%
Japan	20%	20%
Pacific Basin	4%	6%
Latin America	1%	1%
Canada	1%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	2/28/03	8/31/02

Financials	23%	18%
Health Care	12%	11%
Consumer Discretionary	12%	17%
Energy	12%	12%
Telecommunication Services	11%	7%
Industrials	10%	12%
Consumer Staples	9%	8%
Information Technology	6%	5%
Utilities	3%	4%
Other	2%	6%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2003 (30.3% of Portfolio)
1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	4.0%
2. Total Fina Elf SA Producer of oil and natural gas	France	3.8%
3. Nestle SA Producer and seller of food products	Switzerland	3.5%
4. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.3%
5. BP PLC Exporter and producer of oil and natural gas	United Kingdom	3.2%
6. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	2.8%
7. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	2.7%
8. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	2.4%
9. Shell Transport & Trading Co., PLC Provider of oil and gas	United Kingdom	2.3%
10. AstraZeneca PLC Manufacturer of pharmaceutical and agrochemical products	United Kingdom	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of February 28, 2003

	Shares	Value ($)

Common Stocks 99.0%
Australia 1.3%
Telstra Corp., Ltd.	4,998,000	12,164,136
Westpac Banking Corp., Ltd.	1,073,400	9,176,201
		21,340,337
Belgium 0.0%
Dexia Strip VVPR*	80,150	866
Brazil 0.4%
Companhia Vale do Rio Doce (ADR)*	198,406	5,753,774
Canada 0.9%
Royal Bank of Canada	375,455	14,689,519
Denmark 0.4%
Group 4 Falck AS	404,556	6,381,844
Finland 2.4%
Nokia Oyj (ADR)	1,243,336	16,449,335
Nokia Oyj	770,100	10,313,178
Stora Enso Oyj "R"	1,233,990	12,114,326
		38,876,839
France 13.6%
Autoroutes du Sud de la France SA*	674,606	17,332,785
Aventis SA	502,916	22,882,877
BNP Paribas SA	837,676	34,740,096
Dassault Systemes SA	26,431	606,877
Groupe Danone SA	244,479	28,991,295
Orange SA*	1,856,500	14,756,946
Sanofi-Synthelabo SA	157,205	8,424,552
Schneider Electric SA	639,560	27,877,651
Suez SA	321,100	4,213,474
Total Fina Elf SA	461,095	61,052,662
		220,879,215
Germany 5.0%
Deutsche Boerse AG	359,019	13,939,271
Deutsche Telekom AG (Registered)	2,351,058	27,067,258
E.ON AG	391,983	16,700,826
Siemens AG*	596,700	23,844,130
		81,551,485
Italy 4.3%
Eni SpA	2,389,200	35,531,224
Telecom Italia SpA	2,844,225	19,812,870
UniCredito Italiano SpA	3,409,400	13,697,604
		69,041,698
Japan 19.4%
Asahi Glass Co., Ltd.	1,351,000	8,544,190
Bridgestone Corp.	894,000	10,104,474
Canon, Inc.	674,000	24,365,915
Credit Saison Co., Ltd.	101,900	1,820,336
Fuji Photo Film Co., Ltd.	656,000	20,827,160
Honda Motor Co., Ltd.	398,600	14,578,606
Kao Corp.	646,000	13,645,769
KDDI Corp.	2,676	8,405,334
Mitsubishi Corp.	4,202,000	28,140,219
Mitsui & Co., Ltd.	3,380,000	18,171,274
Mitsui Fudosan Co., Ltd.	2,066,000	13,555,857
Nippon Telegraph & Telephone Corp.	2,481	8,990,120
Nissan Motor Co., Ltd.	1,798,000	13,502,316
Nomura Holdings, Inc.	2,647,000	31,150,404
Sharp Corp.	1,647,000	17,904,144
Sony Corp.	733,591	27,886,582
Sumitomo Corp.	1,655,716	7,765,878
Sumitomo Mitsui Financial Group, Inc.*	3,079	7,194,717
Takeda Chemical Industries, Ltd.	391,500	14,451,509
Toyota Motor Corp.	778,100	18,280,722
Yamanouchi Pharmaceutical Co., Ltd.	248,900	6,785,404
		316,070,930
Korea 2.2%
Kookmin Bank	378,785	11,582,669
Samsung Electronics Co., Ltd.	104,811	24,542,097
		36,124,766
Mexico 1.0%
Grupo Financiero BBVA Bancomer SA de CV "B"*	20,265,500	15,297,423
Netherlands 4.8%
ABN AMRO Holding NV	519,974	8,283,186
ASML Holding NV*	390,083	2,818,427
DSM NV	220,100	8,093,957
ING Groep NV	618,400	8,381,793
Koninklijke (Royal) Philips Electronics NV	983,900	16,449,232
Reed Elsevier NV	1,396,540	14,373,747
TPG NV	563,200	7,907,327
VNU NV	551,300	12,152,195
		78,459,864
Spain 2.6%
Banco Popular Espanol SA	208,100	8,495,474
Industria de Diseno Textil SA	497,382	12,032,664
Telefonica SA*	2,193,272	21,318,601
		41,846,739
Sweden 1.0%
Sandvik AB	477,900	11,078,772
Telefonaktiebolaget LM Ericsson AB "B"*	7,514,841	4,907,962
		15,986,734
Switzerland 12.0%
Nestle SA (Registered)	285,168	57,558,585
Novartis AG (Registered)	1,045,874	38,508,392
Roche Holding AG	424,700	25,575,258
Swiss Re (Registered)	577,490	31,168,363
Syngenta AG	201,302	9,830,318
UBS AG (Registered)*	787,281	33,119,876
		195,760,792
Taiwan 0.5%
Hon Hai Precision Industry Co., Ltd.	165	532
Taiwan Semiconductor Manufacturing Co., Ltd.*	7,282,540	8,801,919
		8,802,451
United Kingdom 27.2%
AstraZeneca PLC	1,144,355	36,875,994
BAA PLC	1,986,753	13,535,827
Barclays PLC	2,213,680	12,783,033
BP PLC	8,246,137	51,899,545
British Sky Broadcasting Group PLC*	1,243,305	12,295,211
Diageo PLC	837,583	8,302,740
GlaxoSmithKline PLC	2,483,194	43,604,153
HSBC Holdings PLC	4,298,683	46,264,144
Lloyds TSB Group PLC	1,507,250	8,395,403
National Grid Transco PLC	1,841,136	11,819,498
Royal Bank of Scotland Group PLC	2,314,621	52,917,402
Scottish & Southern Energy PLC	2,067,555	20,495,128
Shell Transport & Trading Co., PLC	6,530,210	37,786,167
Tesco PLC	8,295,798	21,145,901
Vodafone Group PLC	36,032,300	64,490,597
		442,610,743
Total Common Stocks (Cost $1,658,982,878)		1,609,476,019

Warrants 0.0%
France
Cap Gemini SA* (Cost $533,782)	233,037	2,517

Preferred Stocks 1.0%
Germany
Henkel KGaA (Cost $17,444,861)	267,060	16,238,315

Cash Equivalents 0.0%
Scudder Cash Management QP Trust, 1.38% (b) (Cost $709,812)	709,812	709,812
Total Investment Portfolio - 100.0% (Cost $1,677,671,333) (a)		1,626,426,663

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,690,335,715. At February 28, 2003, net unrealized depreciation for all securities based on tax cost was $63,909,052. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $94,037,224 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $157,946,276.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2003
Assets
Investments in securities, at value (cost $1,677,671,333)	$ 1,626,426,663
Foreign currency, at value (cost $18,195,423)	18,322,093
Receivable for investments sold	13,654,971
Dividends receivable	3,760,074
Receivable for Fund shares sold	5,937,449
Foreign taxes recoverable	4,139,061
Total assets	1,672,240,311
Liabilities
Payable for investments purchased	18,054,924
Payable for Fund shares redeemed	1,610,259
Accrued management fee	844,247
Other accrued expenses and payables	829,612
Total liabilities	21,339,042
Net assets, at value	$ 1,650,901,269
Net Assets
Net assets consist of: Distributions in excess of net investment income	(4,967,598)
Net unrealized appreciation (depreciation) on: Investments	(51,244,670)
Foreign currency related transactions	776,561
Accumulated net realized gain (loss)	(1,443,835,319)
Paid-in capital	3,150,172,295
Net assets, at value	$ 1,650,901,269

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2003 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($18,839,680 / 669,501 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 28.14
Class S Net Asset Value, offering and redemption price (a) per share ($1,357,318,990 / 48,228,576 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 28.14
Class A Net Asset Value and redemption price per share ($178,555,715 / 6,368,904 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 28.04
Maximum offering price per share (100 / 94.25 of $28.04)	$ 29.75
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($45,493,155 / 1,637,474 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 27.78
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($19,363,454 / 697,182 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 27.77
Maximum offering price per share (100 / 99 of $27.77)	$ 28.05
Barrett International Shares Net Asset Value, offering and redemption price per share ($802,696 / 28,420 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 28.24
Class I Net Asset Value, offering and redemption price per share ($30,527,579 / 1,088,814 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 28.04

(a) Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,684,993)	$ 9,805,670
Interest	758,021
Total Income	10,563,691
Expenses: Management fee	6,466,381
Administrative fee	4,191,532
Distribution service fees	577,044
Directors' fees and expenses	31,481
Other	37,963
Total expenses	11,304,401
Net investment income (loss)	(740,710)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(221,235,236)
Foreign currency related transactions	(898,510)
(222,133,746)
Net unrealized appreciation (depreciation) during the period on: Investments	(35,890,829)
Foreign currency related transactions	384,953
(35,505,876)
Net gain (loss) on investment transactions	(257,639,622)
Net increase (decrease) in net assets resulting from operations	$ (258,380,332)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2003	Year Ended August 31, 2002
Operations: Net investment income (loss)	$ (740,710)	$ 13,613,960
Net realized gain (loss) on investment transactions	(222,133,746)	(565,204,266)
Net unrealized appreciation (depreciation) on investment transactions during the period	(35,505,876)	(56,816,091)
Net increase (decrease) in net assets resulting from operations	(258,380,332)	(608,406,397)
Distributions to shareholders from: Net investment income: Class AARP	(203,516)	(101,518)
Class S	(15,746,304)	(8,762,282)
Class A	(1,368,322)	(186,870)
Barrett International Shares	(10,177)	(6,225)
Class I	(172,913)	(104,336)
Fund share transactions: Proceeds from shares sold	328,395,070	1,441,261,691
Reinvestment of distributions	15,743,971	7,830,686
Cost of shares redeemed	(631,269,287)	(2,369,860,420)
Redemption fees	150,790	196,355
Net increase (decrease) in net assets from Fund share transactions	(286,979,456)	(920,571,688)
Increase (decrease) in net assets	(562,861,020)	(1,538,139,316)
Net assets at beginning of period	2,213,762,289	3,751,901,605
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $4,967,598 and $13,274,344, respectively)	$ 1,650,901,269	$ 2,213,762,289

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Barrett International Shares
Years Ended August 31,	2003[a]	2002	2001	2000	1999[b]	1999[c]
Selected Per Share Data
Net asset value, beginning of period	$ 32.61	$ 40.37	$ 57.95	$ 54.94	$ 50.14	$ 52.40
Income (loss) from investment operations:
Net investment income (loss)[d]	.01	.19	.19	.25	.25[e]	.52[f]
Net realized and unrealized gain (loss) on investment transactions	(4.08)	(7.83)	(15.00)	9.45	7.20	2.78
Total from investment operations	(4.07)	(7.64)	(14.81)	9.70	7.45	3.30
Less distributions from: Net investment income	(.30)	(.12)	(.09)	(.19)	-	-
Net realized gains on investment transactions	-	-	(2.68)	(6.50)	(2.65)	(5.56)
Total distributions	(.30)	(.12)	(2.77)	(6.69)	(2.65)	(5.56)
Redemption fees	-***	-***	-	-	-	-
Net asset value, end of period	$ 28.24	$ 32.61	$ 40.37	$ 57.95	$ 54.94	$ 50.14
Total Return (%)	(12.55)**	(18.95)	(26.42)	17.31	15.27**	6.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	9	26	25	23
Ratio of expenses (%)	1.06*	1.06	1.07	.96	1.03*	1.08*
Ratio of net investment income (loss) (%)	.02g**	.53	.43	.39	1.11*	1.02*
Portfolio turnover rate (%)	102*	105	85	83	82*	80
[a] For the six months ended February 28, 2003.
[b] For the five months ended August 31, 1999. On June 7, 1999, the Fund changed its fiscal year end from March 31 to August 31.
[c] For the period from April 3, 1998 (commencement of sales of Barrett International Shares) to March 31, 1999.
[d] Based on average shares outstanding during the period.
[e] Net investment income per share includes non-recurring dividend income amounting to $.02 per share.
[f] Net investment income per share includes non-recurring dividend income amounting to $.09 per share.
[g] The ratio for the six months ended February 28, 2003 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than one half of $.01.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003 Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Barrett International Shares are offered to a limited group of investors and are not subject to initial or contingent deferred sales charges. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, C and I shares and Barrett International Shares is provided separately and is available upon request.Certain detailed information for the Class A, B, C and I shares and Class AARP and S shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares and Barrett International Shares is provided separately and is available upon request.Certain detailed information for the Class A, B, C and I shares and Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $878,943,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009 ($12,330,000) and August 31, 2010 ($866,613,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2001 through August 31, 2002, the Fund incurred approximately $326,140,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 13,274,344
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (878,943,000)
Net unrealized appreciation (depreciation) on investments	$ (31,973,228)

In addition, during the year ended August 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 9,161,231

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Divided income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $965,539,354 and $1,268,954,206, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement (the "Management Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.675% of the first $6,000,000,000 of the Fund's average daily net assets, 0.625% of the next $1,000,000,000 of such net assets, and 0.60% of such net assets in excess of $7,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.675% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.375%, 0.375%, 0.40%, 0.45%, 0.425% and 0.15% of the average daily net assets for Class AARP, S, Barrett International Shares, A, B, C and I shares, respectively, computed and accrued daily and payable monthly for the period September 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Fund's Directors approved new Administrative Fee rates of 0.665%, 0.565%, 0.375%, 0.67%, 0.69%, 0.68% and 0.265% of average daily net assets for Class AARP, S, Barrett International Shares, A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Class AARP, Class S and Barrett International Shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended February 28, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at February 28, 2003
Class AARP	$ 48,685	$ 9,261
Class S	3,468,495	604,104
Class A	459,691	93,107
Class B	135,733	26,683
Class C	53,540	11,337
Barrett International Shares	1,832	256
Class I	23,556	6,040
	$ 4,191,532	$ 750,788

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.34%, 1.24%, 1.24%, 1.345%, 1.365%, 1.355% and 0.94% of average daily net assets for Class AARP, S, Barrett International Shares, A, B, C and I shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2003
Class B	$ 194,517	$ 29,003
Class C	79,609	12,177
	$ 274,126	$ 41,180

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2003	Effective Rate
Class A	$ 218,084	$ 29,147.23%
Class B	60,421	6,091.23%
Class C	24,413	2,406.23%
	$ 302,918	$ 37,644

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2003 aggregated $9,619. There were no underwriting commissions paid in connection with the distribution of Class C shares for the six months ended February 28, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2003, the CDSC for Class B and C shares aggregated $63,500 and $870, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended February 28, 2003 totaled $250,786 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2003		Year Ended August 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	42,727	$ 1,301,946	224,547	$ 7,980,231
Class S	6,825,548	205,174,591	24,680,492	881,811,506
Class A	2,316,266	69,412,382	14,239,297	501,643,324
Class B	309,779	9,183,029	842,303	29,599,798
Class C	105,096	3,110,153	387,782	13,562,314
Barrett International Shares	-	-	8,701	327,898
Class I	1,305,587	40,212,969	178,184	6,336,620
		$ 328,395,070		$ 1,441,261,691
Shares issued to shareholders in reinvestment of distributions
Class AARP	6,246	$ 190,134	2,701	$ 95,831
Class S	462,057	14,065,017	209,844	7,445,222
Class A	43,037	1,305,730	5,065	179,071
Barrett International Shares	333	10,177	175	6,226
Class I	5,705	172,913	2,954	104,336
		$ 15,743,971		$ 7,830,686
Shares redeemed
Class AARP	(114,996)	$ (3,463,828)	(394,886)	$ (14,125,918)
Class S	(16,633,475)	(504,291,868)	(48,037,513)	(1,733,625,917)
Class A	(2,715,476)	(81,866,548)	(15,313,339)	(545,398,998)
Class B	(537,143)	(15,954,982)	(1,283,685)	(45,224,981)
Class C	(156,055)	(4,638,845)	(455,801)	(16,063,790)
Barrett International Shares	(5,948)	(187,217)	(194,218)	(7,087,724)
Class I	(719,735)	(20,865,999)	(234,424)	(8,333,092)
		$ (631,269,287)		$ (2,369,860,420)
Redemption fees	-	$ 150,790	-	$ 196,355
Net increase (decrease)
Class AARP	(66,023)	$ (1,971,748)	(167,638)	$ (6,049,856)
Class S	(9,345,870)	(284,901,470)	(23,147,177)	(844,172,834)
Class A	(356,173)	(11,148,436)	(1,068,977)	(43,576,603)
Class B	(227,364)	(6,771,953)	(441,382)	(15,625,183)
Class C	(50,959)	(1,528,692)	(68,019)	(2,501,476)
Barrett International Shares	(5,615)	(177,040)	(185,342)	(6,753,600)
Class I	591,557	19,519,883	(53,286)	(1,892,136)
		$ (286,979,456)		$ (920,571,688)

Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at February 28, 2003, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts April 9, 2003	PricewaterhouseCoopers LLP

Account Management Resources

Investment Manager

Deutsche Investment Management Americas Inc.

345 Park Avenue New York, NY 10154
Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Fund Accounting Agent

Scudder Fund Accounting Corporation

Two International Place Boston, MA 02110
Shareholder Service and Transfer Agent

Scudder Service Corporation

P.O. Box 9242 Boston, MA 02205
Legal Counsel

Ropes & Gray

One International Place Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

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